UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) November 26, 2025 (October 23, 2025)

FUSEMACHINES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42909	98-1602789
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

251 West 30th Street, 5th Floor

New York. New York 10001

(Address of principal executive offices and zip code)

(347) 212-5075

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FUSE	Nasdaq Stock Market LLC
Warrants to purchase shares of Common Stock	FUSEW	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on October 23, 2025 (the “Existing Form 8-K”).

Fusemachines Inc. (formerly known as CSLM Holdings Inc.) (the “Company”) is filing this Amendment to the Existing Form 8-K to include (a) the unaudited condensed consolidated financial statements of Fusemachines USA, Inc. (formerly known as Fusemachines Inc.) (“Legacy Fusemachines”) and its subsidiaries as of September 30, 2025 and for the three and nine months ended September 30, 2025 and 2024 as Exhibit 99.1, (b) the Management’s Discussion and Analysis of Financial Conditions and Results of Operations of Legacy Fusemachines for the three and nine months ended September 30, 2025 and 2024 as Exhibit 99.2 and (c) the unaudited pro forma condensed combined financial information of the Company as of September 30, 2025, for the nine months ended September 30, 2025, and for the year ended December 31, 2024 as Exhibit 99.3. Accordingly, the Existing Form 8-K is hereby amended solely to amend and restate Item 9.01. The Existing Form 8-K otherwise remains unchanged. Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Existing Form 8-K.

Item 9.01 Financial Statements and Exhibits.

The audited financial statements of the Company for the years ended December 31, 2024 and 2023 included in the Proxy Statement/Prospectus beginning on page F-2 are incorporated herein by reference.

The audited financial statements of Legacy Fusemachines for the years ended December 31, 2024 and 2023 included in the Proxy Statement/Prospectus beginning on page F-47 are incorporated herein by reference.

The unaudited financial information of the Company as of and for the three and nine months ended September 30, 2025 and 2024, and the related notes thereto, included in the Company’s quarterly report on Form 10-Q filed with the SEC on November [_], 2025 are incorporated herein by reference.

The unaudited financial information of Legacy Fusemachines as of and for the three and nine months ended September 30, 2025 and 2024, and the related notes thereto, is set forth as Exhibit 99.1 to this Current Report on Form 8-K are incorporated herein by reference.

The unaudited pro forma condensed combined financial information of the Company and Legacy Fusemachines as of and for the years ended December 31, 2024 and 2023, and the nine months ended September 30, 2025, is set forth in Exhibit 99.3 and incorporated herein by reference.

Exhibit Number	Description
2.1+	Merger Agreement, dated January 2024, by and among CSLM Acquisition Corp., CSLM Merger Sub, Inc. and Fusemachines Inc. (included as Annex A-1 to the proxy statement/prospectus, which is a part of the Registration Statement on Form S-4 filed with the SEC on June 24, 2025).
2.2+	Amendment No. 1 to the Merger Agreement by and among CSLM Acquisition Corp., CSLM Merger Sub, Inc. and Fusemachines Inc., dated August 27, 2024 (included as Annex A-2 to the proxy statement/prospectus, which is a part of the Registration Statement on Form S-4 filed with the SEC on June 24, 2025).
2.3	Amendment No. 2 to the Merger Agreement dated February 4, 2025, by and among CSLM Acquisition Corp., CSLM Merger Sub, Inc. and Fusemachines Inc. (Included as Exhibit 2.3 to the Current Report on Form 8-K filed with the SEC on October 23, 2025).
3.1	Amended and Restated Certificate of Incorporation (Included as Exhibit 3.1 to the Current Report on Form 8-K filed with the SEC on October 23, 2025).
3.2	Amended and Restated Bylaws (Included as Exhibit 3.2 to the Current Report on Form 8-K filed with the SEC on October 23, 2025).
10.1	Amended and Restated Registration Rights Agreement (Included as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on October 23, 2025).
10.2¥	2025 Omnibus Equity Incentive Plan (Included as Exhibit 10.2 to the Current Report on Form 8-K filed with the SEC on October 23, 2025).
10.3¥	Employment Agreement between Fusemachines, Inc. and Sameer Maskey, dated October 22, 2025 (Included as Exhibit 10.3 to the Current Report on Form 8-K filed with the SEC on October 23, 2025).
10.4¥	Offer Letter between Fusemachines, Inc. and Christine Chambers, dated July 21, 2025 (Included as Exhibit 10.4 to the Current Report on Form 8-K filed with the SEC on October 23, 2025).
10.5¥	Form of Indemnity Agreement (Included as Exhibit 10.5 to the Current Report on Form 8-K filed with the SEC on October 23, 2025).
21.1	List of Subsidiaries (Included as Exhibit 21.1 to the Current Report on Form 8-K filed with the SEC on October 23, 2025).
99.1*	Condensed Consolidated Interim Balance Sheets as of September 30, 2025 (unaudited) and December 31, 2024; Condensed Consolidated Interim Statements of Operations and Comprehensive Loss for the three and nine months ended September 30, 2025 and 2024 (unaudited); Condensed Consolidated Interim Statements of Stockholders’ Deficit for the three and nine months ended September 30, 2025 and 2024 (unaudited); Condensed Consolidated Interim Statements of Cash Flows for the three and nine months ended September 30, 2025 and 2024 (unaudited); and Notes to Condensed Consolidated Financial Statements (Unaudited), of Fusemachines Inc.
99.2*	Management’s discussion and analysis of the financial condition and results of operations of New Fusemachines for the nine months ended September 30, 2025
99.3*	Unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2025 and for the year ended December 31, 2024.
99.4	Press Release dated October 22, 2025 (Included as Exhibit 99.4 to the Current Report on Form 8-K filed with the SEC on October 23, 2025).
99.5	Press Release dated October 23, 2025 (Included as Exhibit 99.5 to the Current Report on Form 8-K filed with the SEC on October 23, 2025).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document.)

* Filed herewith

+ Schedules and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(a)(5). The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

¥ Indicates a management contract or compensatory plan, contract or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 26, 2025	FUSEMACHINES INC.

	By:	/s/ Sameer Maskey
Sameer Maskey
Chief Executive Officer